Rights Offering	6 Months Ended
Jun. 30, 2012
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
13.	Rights Offering –

On June 18, 2012 the Company filed a registration statement with the SEC on Form S-1 relating to the proposed distribution of subscription rights (for no consideration) to the existing shareholders of the Company and the related public offer and sale of common stock to such shareholders .

Gross proceeds from the sale of shares of common stock, assuming the exercise of all subscription rights to be distributed up to the maximum amount contemplated in the registration statement, would be $4.5 million.